UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Vote Virtually at the Meeting* June 5, 2024 10:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/PLUG2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48476-P10414 PLUG POWER INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET You invested in PLUG POWER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024. Get informed before you vote View the Notice, Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PLUG POWER INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48477-P10414 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Class I Directors Nominees: 1a. Andrew J. Marsh For 1b. Maureen O. Helmer For 1c. Kavita Mahtani For 2. The approval of the non-binding, advisory vote regarding the compensation of the Company’s named executive officers as described in the proxy statement. For 3. The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.